Exhibit 99.8

Pursuant to Rule 13d-1(k)(1)(iii) of the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that a single joint Schedule 13D and any amendments thereto may be filed on behalf of each of the undersigned with respect to the securities held by each of them in Enviva Partners, LP.  This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

Dated: February 12, 2021

ENVIVA COLLATERAL PLEDGECO, LLC

By:	/s/ Jason E. Paral
Name:	Jason E. Paral
Title:	Vice President, Associate General Counsel, and Secretary

ENVIVA COTTONDALE ACQUISITION I, LLC

By:	/s/ Jason E. Paral
Name:	Jason E. Paral
Title:	Vice President, Associate General Counsel, and Secretary

ENVIVA MLP HOLDCO, LLC

By:	/s/ Jason E. Paral
Name:	Jason E. Paral
Title:	Vice President, Associate General Counsel, and Secretary

ENVIVA HOLDINGS, LP

By Enviva Holdings GP, LLC, its general partner

By:	/s/ Jason E. Paral
Name:	Jason E. Paral
Title:	Vice President, Associate General Counsel, and Secretary

ENVIVA HOLDINGS GP, LLC

By:	/s/ Jason E. Paral
Name:	Jason E. Paral
Title:	Vice President, Associate General Counsel, and Secretary

RIVERSTONE ENVIVA HOLDINGS GP, LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE ECHO ROLLOVER HOLDINGS, L.P.

By Riverstone Echo Rollover GP, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE ECHO CONTINUATION HOLDINGS, L.P.

By Riverstone ECF GP, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE ECHO ROLLOVER GP, LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE ECF GP, LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE ECHO PARTNERS, L.P.

By Riverstone Echo GP, LLC, its general partner

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE ECHO GP, LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Managing Director

RIVERSTONE HOLDINGS LLC

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Authorized Person

RIVERSTONE/GOWER MGMT CO HOLDINGS, L.P.

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Manager

RIVERSTONE MANAGEMENT GROUP, L.L.C.

By:	/s/ Peter Haskopoulos
Name:	Peter Haskopoulos
Title:	Manager

/s/ Peter Haskopoulos, attorney-in-fact
David M. Leuschen

/s/ Peter Haskopoulos, attorney-in-fact
Pierre F. Lapeyre, Jr.